Better Cancer Medicine Barclays Global Healthcare Conference Jonathan Lewis, MD, PhD Chief Executive Officer Exhibit 99.1 1 March 13, 2013

Forward-Looking Statements
This presentation contains certain forward-looking statements about ZIOPHARM Oncology that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the SEC including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and our Quarterly Report on Form 10-Q for
the fiscal quarter ended September 30, 2012. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.
2 March 13, 2013

Small
Molecules
Synthetic
Biology
Better Cancer Medicine
Diverse Portfolio of Therapeutics Addressing
Unmet Medical Needs in Cancer
Paradigm Shifting Approaches
to Impact and Cure Cancer
3 March 13, 2013

Data-Driven Oncology Portfolio
4 March 13, 2013
Palifosfamide
Soft Tissue Sarcoma
Small Cell Lung Cancer
Oral Formulation
Ad-RTS-IL-12
Melanoma
Breast (+palifosfamide)
Other Candidates
Indibulin
Breast Cancer
Darinaparsin
PTCL
Compound
Preclinical Phase 1 Phase 2 Phase 3

•
Palifosfamide
–
Two Phase 3 programs
•
Metastatic soft tissue sarcoma
•
Small cell lung cancer
–
Potential in multiple tumor types
–
Exceptional intellectual property profile (t0 2029)
•
Synthetic Biology
–
Two Phase 2 programs
•
Melanoma
•
Breast cancer
–
Exploring multiple opportunities for new-paradigm treatment modality
–
Controlled switch for in vivo protein production
Near-Term Value Drivers
5 March 13, 2013

Major Clinical Milestones Over Next 18 Months
Q1-13
Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Possible NDA Submission
TOP LINE DATA
Possible ASCO Late-breaking
Interim Analysis
Palifosfamide IL-12 DNA
Possible Phase 1 Melanoma ASCO Presentation
6 March 13, 2013
MATISSE
PHASE 2 MELANOMA
PHASE 2 BREAST CANCER (COMBO)
PICASSO
3

Palifosfamide 7 March 13, 2013

O
O–H
Cl
N
P
N
Cl
H
H

ZIOPHARM Oncology www.ziopharm.com

Broad Application
Effect in solid tumors and hematological malignancies
Safety, Efficacy and
Accessibility
Potent bi-functional DNA alkylating agent that has
activity in multiple tumors by evading typical
resistance pathways (in class with bendamustine,
cyclophosphamide, and ifosfamide), with low toxicity
and ease of administration
Addressing Unmet Needs
Orphan Drug status established for STS in U.S. and
Europe
Exceptional Intellectual
Property Profile
U.S. pharmaceutical composition patent rights
extending to 2029; other pending applications WW
A Potent Bi-Functional DNA Alkylating Agent
8 March 13, 2013

Soft Tissue Sarcoma
•
High unmet medical need; no first-line drug approved in ~30 years
•
First-line metastatic, non-GIST STS:
1
–
Approximately 9,000 in U.S.
2
–
Approximately 14,000 in Europe
•
Market in transformation
9 March 13, 2013
–
April 2012 FDA full approval of Votrient
®
for second-line
therapy (PFS endpoint); August 2012 European full approval
1
Source: U.S.:  IntrinsiQ Data, © Copyright 2012, IntrinsiQ, LLC an AmerisourceBergen Specialty Group company.  All rights reserved;
remainder of world Company estimated from epidemiology (SEER, NCCN).
2
IntrinsiQ: # new patient prescriptions written for first-line, non-GIST STS over 12 months.

U.S. Food and Drug Administration
Protecting and Promoting Public Health
www.fda.gov

EOP2 Meeting

- December 18, 2007:
- SPA recommended but not pursued by applicant
- If PFS used as primary endpoint:
  - The study should be powered for OS
  - Independent blinded radiologic review committee
  - Magnitude of PFS effect should be robust
  - Appropriate risk benefit ratio

1 10 1 Votrient ® ODAC March 20, 2012

Phase 3 Design (PICASSO 3)
N: 447 subjects; first-line metastatic STS
Regimen: Palifosfamide + doxorubicin vs. placebo + doxorubicin
Primary Endpoint: PFS for full approval
Powering: Powered for both PFS and OS
PFS Analysis: Independent blinded radiologic review; Efficacy analysis by IDMC
IDMC following pre-determined number of PFS events
Results: Pivotal topline PFS data, OS futility analysis (OS remains blinded)
to be announced week of March 25, 2013
11 March 13, 2013

•
PFS primary endpoint in Phase 3 registration trials and
now supportive for certain indications:
–
In 2011, 4 oncology products approved based on PFS as primary trial endpoint
–
In 2012, 7 oncology products approved based on PFS as primary trial endpoint, including pazopanib (Votrient
®
) receiving full
approval for STS
Regulatory Strategy: Evolving Landscape of
PFS as Primary Endpoint
12 March 13, 2013

Multicenter, Randomized, Stratified, Balanced
Phase 2 Data (PICASSO)
Source: Best of ASCO 2010 (PFS Data), internal analysis (OS Data)
* Expected 2-yr survival is 25% based on evaluation of randomized data
** Control arm confirmed by EORTC ifosfamide vs doxorubicin study, ESMO 2012
13 March 13, 2013
Phase 3: Correctly Modeled and Powered for PFS & OS
PFS: median 7.8 mos. 4.4 mos.
PFS: hazard ratio 0.43
OS: hazard
ratio (with crossover)
0.78
2-yr survival (with crossover)*
40% 30%
Safety
•
Similarity between arms
•
No encephalopathy, hemorrhagic cystitis, Fanconi's Syndrome
Grade 3+ events
•
Neutropenia and elevated creatinine (
similar between arms
)
: Pali+Dox : Dox** Arm A Arm B

EORTC 62012 Randomized Phase 3 Trial (ESMO)
PICASSO EORTC
Appropriate Risk/Benefit Ratio Is Critical
14 March 13, 2013
Pali+Dox Dox Ifos+Dox Dox
PFS: median 7.8 mos. 4.4 mos. 7.4 mos. 4.6 mos.
PFS: hazard ratio 0.43 0.74
OS: hazard
ratio (with
crossover
)
0.78 2yr. N/A (mOS: 0.83)
2-yr survival 40% 30% 31% 28%
Safety
•
Similarity between arms
•
No encephalopathy, hemorrhagic
cystitis, Fanconi's Syndrome
•
Dropouts for toxicity 17.6% (I+D) vs.
2.6% (D) (including toxic death)
Grade 3+ events
•
Neutropenia and elevated creatinine
(similar between arms)
•
Febrile Neutropenia 45.9% (I+D) vs.
13.6% (D)

Small Cell Lung Cancer
•
High unmet medical need; no innovation in decades
•
Worldwide market opportunity: 250,000+patients
1
–
30,000-35,000 patients in the U.S.
•
Rationale: ifosfamide only first-line therapy to show benefit added to
SOC (platinum plus etoposide) - excessive toxicity
2
•
Palifosfamide added to SOC demonstrating early success in highly refractory patients - combination well tolerated
1 SEER, Globocan.
2
15 March 13, 2013
Hoosier Oncology Group - Einhorn et. al.

MATISSE Adaptive Trial Design
Single pre-planned
evaluation by the IDMC
•
•
•
125
Events
Continue trial with decreased sample size
Complete trial as planned
Continue trial with increased
event size
16 March 13, 2013
Optimize chances of success
Stop trial for efficacy/futility
Complete trial as planned or resize/
repower study

• MATISSE trial enrollment ahead of projection • Successful IDMC safety review of initial 20 patients • Interim analysis of 125 events expected end of 2013 MATISSE Trial Progress 17 March 13, 2013

•
Recent, U.S. orphan drug launches in oncology priced at $9K - $23K per cycle range
–
Examples of products: Adcetris
™
, Caprelsa
®
, Zelboraf
®
Market Potential
Scenarios of U.S. Only Peak Gross Revenues in $Million
Palifosfamide Price Per Patient Per Year
Patients
Treated
$ 54,000 $ 72,000 $ 90,000
Soft Tissue
Sarcoma
4,000 $ 216 $ 288 $ 360
4,500 $ 243 $ 324 $ 405
5,000 $ 270 $ 360 $ 450
Small Cell
Lung Cancer
8,000 $ 432 $576 $ 720
10,000 $ 540 $ 720 $ 900
12,000 $ 648 $ 864 $ 1,o80
18
SCLC
March 13, 2013
>$1 Bn total global market potential for palifosfamide in STS and

Synthetic Biology 19 March 13, 2013

•
Revolutionary technology for precise, controlled delivery of DNA expressing therapeutic proteins in vivo
•
Lead Ad-RTS-IL-12 candidate in melanoma, breast cancer
•
Next generation of therapeutic approaches in research pipeline
–
Modular inducible cancer immunotherapy (MICI)
–
Antibody therapy
–
Multigenic approaches
Synthetic Biology
20 March 13, 2013

Using Natural Cell Biology to Produce Proteins:
Adenoviral Approach
Oral ligand activates DNA
transcription, protein
production begins
Target Cell
21 March 13, 2013
mRNA
Translation
Therapeutic
proteins
Adaptable
Controlled
Precision

Phase 1/2 Ad-RTS-IL-12 Candidate
•
Ad-RTS-IL-12 Phase 1b in metastatic melanoma
–
Biologically effective dose was determined
–
Clinical activity observed in 71% of patients (n=7),
two highest dose cohorts
–
No dose-limiting toxicity reported to date
•
Ad-RTS-IL-12 Phase 2 in metastatic melanoma
–
Multi-center, single-arm, open-label expansion stage
study
–
Enrolling up to 15 patients
Baseline Necrosis prior
to cycle 2
22 March 13, 2013

Design
Randomized, open-label study of Ad-RTS-IL-12 monotherapy
or combination with palifosfamide in patients with
recurrent/metastatic breast cancer and accessible lesions
N Up to 68 subjects
Population Recurrent/metastatic breast cancer
Primary Endpoint 16-week PFS rate
Select Secondary
Endpoints
•
Objective response rate by modified RECIST v1.1
•
Duration of response
•
Evaluate pharmacodynamic tumor markers
Outcome
•
Changing regulatory landscape of breast cancer
•
Acceptance of pCR (pathologic CR) as a validated
endpoint for accelerated approval in neoadjuvant setting
•
Potential rapid positioning of this combination from
refractory to neoadjuvant setting
Phase 2 Breast Cancer
Ad-RTS-IL-12 + palifosfamide
23 March 13, 2013

Using Synthetic and Natural Cell Biology to Produce Proteins:
Intramuscular Plasmid DNA
EORTC-NCI-AACR International Conference on Molecular Targets and Cancer Therapeutics 2012 (animal model).
Therapeutic
Proteins
Engineered DNA Transgene
Plasmids
Orally Activated
Sustained protein production and therapeutic anti-tumor efficacy drawing from only a single intramuscular administration of plasmid DNA.
24 March 13, 2013

Next Generation: Multigenic Approach
IP1:
LacZ
IP1:
LacZ
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP2:
fLuc
IP2:
fLuc
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP3:
SEAP
IP3:
SEAP
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP4:
GUS
IP4:
GUS
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP4:
GUS
IP4:
GUS
rLUC
rLUC
SP-RTS
SP-RTS
IP1:
LacZ
IP1:
LacZ
IP2:
fLuc
IP2:
fLuc
IP3:
SEAP
IP3:
SEAP
0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0
LacZ/rLUC Uninduced fLUC/rLUC Uninduced
SEAP/rLUC Uninduced GUS/rLUC Uninduced
LacZ/rLUC Induced fLUC/rLUC Induced
SEAP/rLUC Induced GUS/rLUC Induced
Conclusion:
4 Inducible gene programs can
be placed in parallel on the
same vector without affecting gene program performance
#: Not significantly different than
background (p>0.05)
*: Not significantly different than
the control (p>0.05)
25 March 13, 2013

• Primary shares outstanding: approximately 83.2M • Cash: approximately $95.3M @ 9/30/12 • Current cash resources expected to support operations into 2H 2013 Financial Highlights 26 March 13, 2013

Major Clinical Milestones Over Next 18 Months
Q1-13
Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Possible NDA Submission
TOP LINE DATA
Possible ASCO Late-breaking
Interim Analysis
Palifosfamide IL-12 DNA
Possible Phase 1 Melanoma ASCO Presentation
27 March 13, 2013
PHASE 2 BREAST CANCER (COMBO)
MATISSE
PICASSO
3
PHASE 2 MELANOMA

Better Cancer Medicine Barclays Global Healthcare Conference Jonathan Lewis, MD, PhD Chief Executive Officer 28 March 13, 2013